SUBSCRIPTION AGREEMENT FOR COMMON SHARES

INSTRUCTIONS: To properly complete this Subscription Agreement:

(1)  All subscribers must complete all boxes on this face page and page 2 to this face page and sign this face page.
(2)  All subscribers must complete and sign Exhibit 1.
(3)  If the subscriber is a fully managed account, please complete the "Name of Subscriber" below in the following format: "Account____ by [insert name of adviser, trust company or trust corporation]".
(4)  All completed documents should be returned to the Corporation, at CanWest Petroleum Corporation, Suite 205, 707 - 7th Avenue S.W., Calgary, AB, T2P 3H6, Attention: Patti Beatch; Fax Number: (403) 269-7566; email - pbeatch@oilsandsquest.com no later than August 11, 2006.

This agreement is comprised of 15 pages (not including the Exhibit and Schedule).

TO:  CanWest Petroleum Corporation (the "Corporation")

The undersigned (hereinafter referred to as the "Subscriber") hereby irrevocably subscribes for and agrees to purchase the number of common shares of the Corporation ("Common Shares") set forth below for the aggregate subscription price set forth below (the "Aggregate Subscription Price"), representing a subscription price of US$3.80 per Common Share, upon and subject to the adjustments, terms and conditions set forth in "Terms and Conditions of Subscription for Common Shares of CanWest Petroleum Corporation" attached hereto (together with the face pages and Exhibit and Schedule hereto, the "Subscription Agreement").

    ________________________________________
    (Name of Subscriber - please print)

    By:  _____________________________________
    (Authorized Signature)

    ________________________________________
    (Official Capacity or Title - please print)

    ________________________________________
(Please print name of individual whose signature appears above if different than the name of the subscriber printed above.)

    ________________________________________
    (Subscriber's Address)

    ________________________________________
    (Telephone Number) (E-Mail Address)
Number of Common Shares:

Aggregate Subscription Price:

If the Subscriber is signing as agent for a principal pursuant to paragraph 5(f), complete the following and ensure that Exhibit 1 is completed in respect of each such principal:

    ________________________________________
    (Name of Principal)

    ________________________________________
    (Principal's Address)

Register the Common Shares as set forth below:

    ________________________________________
    (Name)

    ________________________________________
    (Account reference, if applicable)

    ________________________________________
    (Address)

Deliver the Common Shares as set forth below:

    ________________________________________
   (Name)

    ________________________________________
    (Account reference, if applicable)

    ________________________________________
    (Contact Name)

    ________________________________________
    (Address)

    ________________________________________

(SUBSCRIBERS MUST ALSO COMPLETE THE SECOND PAGE OF THIS FACE PAGE)

Subscriber's Present Holdings:

The Subscriber represents that securities of the Corporation presently owned (beneficially, directly or indirectly) by the Subscriber are as follows (please indicate "nil" if you do not currently own any securities of the Corporation):

Type of Securities Presently Owned	Number or Amount

ACCEPTANCE: The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement.

________________________________________, 2006

CANWEST PETROLEUM CORPORATION By:________________________________________	Subscription No:

TERMS AND CONDITIONS OF SUBSCRIPTION FOR
COMMON SHARES OF CANWEST PETROLEUM CORPORATION

Terms of the Offering

1.  The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that this subscription is subject to rejection or allotment by the Corporation in whole or in part and is effective only upon acceptance by the Corporation. If this subscription is rejected or allotted in whole or in part, the Subscriber acknowledges that the unused portion of the Aggregate Subscription Price will be promptly returned to the Subscriber without interest or deduction.

2.  The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that the Common Shares subscribed for by it hereunder form part of a larger issuance and sale by the Corporation of Common Shares at a subscription price of US$3.80 per Common Share for aggregate gross proceeds of up to approximately CDN$20,000,000 (the "Offering").

3.  The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that the gross proceeds of the Offering will be used by the Corporation to purchase all of the shares of Stripper Energy Services Inc. (the "Acquisition") which holds a 2.5% gross overriding royalty on certain lands in the Province of Saskatchewan held by Oilsands Quest Inc. ("OQI"), a subsidiary of the Corporation and for general working capital purposes.

4.  The Corporation will use its commercially reasonable best efforts to cause: (i) the Common Shares to be included in a shelf registration statement filed with the U.S. Securities and Exchange Commission registering the Common Shares for resale by the Subscriber; and (ii) such shelf registration statement to be declared effective as soon as practicable, but no later than six months from the Closing Time (as hereinafter defined); (iii) for the Corporation to become a reporting issuer in Alberta by the Closing Date, or as soon thereafter as possible.

Representations, Warranties and Covenants by Subscriber

5.  The Subscriber (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) represents, warrants and covenants to the Corporation and its counsel (and acknowledges that the Corporation and its counsel are relying thereon) both at the date hereof and at the Closing Time (as defined herein) that:

(a)
it acknowledges that the Corporation is not currently a reporting issuer in any jurisdiction and that the applicable "hold period" under applicable securities laws will not commence to run until the Corporation becomes a reporting issuer in a jurisdiction of Canada and that it will only be able to resell the Common Shares in accordance with limited exemptions under applicable securities legislation and regulatory policy and it agrees that any certificates representing the Common Shares will bear a legend indicating that the resale of such securities is restricted pursuant to applicable securities legislation and acknowledges that the Corporation will not register any transfer of the Common Shares not made in accordance with Regulation S, pursuant to registration under the U.S. Securities Act and applicable state securities laws or pursuant to an available exemption from registration requirements; and

(b)
it has been independently advised as to restrictions with respect to trading in the Common Shares imposed by applicable securities laws, confirms that no representation (written or oral) has been made to it by or on behalf of the Corporation with respect thereto, acknowledges that it is aware of the characteristics of the Common Shares and the risks relating to an investment therein; and

(c)
it has not received or been provided with, nor has it requested, nor does it have any need to receive, any offering memorandum, any prospectus, sales or advertising literature, or any other document (other than an annual report, annual information form, interim report, information circular or any other continuous disclosure document, other than an offering memorandum, the content of which is prescribed by statute or regulation) describing or purporting to describe the business and affairs of the Corporation which has been prepared for delivery to, and review by, prospective purchasers in order to assist it in making an investment decision in respect of the Common Shares; and

(d)
it has not become aware of any advertisement in printed media of general and regular paid circulation (or other printed public media), radio, television or telecommunications or other form of advertisement (including electronic display) with respect to the distribution of the Common Shares; and

(e)
unless it is purchasing under paragraph 5(f) or (g), it is purchasing the Common Shares as principal for its own account, not for the benefit of any other person, for investment only and not with a view to the resale or distribution of all or any of the Common Shares, it is resident in or otherwise subject to the applicable securities laws of British Columbia, Alberta, Saskatchewan, Manitoba or Ontario and it is an "accredited investor", as such term is defined in National Instrument 45-106 - "Prospectus and Registration Exemptions" ("NI 45-106") promulgated under the securities legislation of all of the provinces of Canada (other than Quebec), it was not created or used solely to purchase or hold securities as an "accredited investor" as described in paragraph (m) of the definition of "accredited investor" in NI 45-106 and has concurrently executed and delivered a Representation Letter in the form attached as Exhibit 1 to this Subscription Agreement and has initialed in Appendix "A" thereto indicating that the Subscriber satisfies (and will satisfy at the Closing Time) one of the categories of "accredited investor" set forth in such definition; and

(f)
if it is purchasing the Common Shares and is acting as agent for one or more disclosed principals, each of such principals is purchasing as principal for its own account, not for the benefit of any other person, for investment only, and not with a view to the resale or distribution of all or any of the Common Shares, and

(i)
each of such principals complies with paragraph 5(e) hereof and the Subscriber acknowledges the Corporation is required by law to disclose to certain regulatory authorities the identity of each beneficial purchaser of Common Shares for whom it may be acting, it is resident in the jurisdiction set out as the "Subscriber's Address" and each beneficial purchaser is resident in the jurisdiction set out as the "Principal's Address"; and

(ii)
if it is not an individual, it pre-existed the offering of the Common Shares and has a bona fide business purpose other than the investment in the Common Shares and was not created, formed or established solely or primarily to acquire securities, or to permit purchases of securities without a prospectus, in reliance on an exemption from the prospectus requirements of applicable securities legislation; and

(g)
if it is a resident of or otherwise subject to applicable securities laws of any jurisdiction other than the Provinces of Alberta, British Columbia, Manitoba, Ontario or Saskatchewan, it is resident in the jurisdiction set out as the "Subscriber's address", it is an "accredited investor" as such term is defined in NI 45-106 and has concurrently executed and delivered a Representation Letter in the form attached as Exhibit 1 to this Subscription Agreement and has initialed in Appendix "A" thereto indicating that the Subscriber satisfies (and will satisfy at the Closing Time) one of the categories of "accredited investor" set forth in such definition and, it, or any beneficial purchaser for whom it is acting, complies with the requirements of all applicable securities legislation in the jurisdiction of its residence and will provide such evidence of compliance with all such matters as the Corporation may request; and

(h)	it is purchasing the Common Shares pursuant to paragraph 5(e), (f) or (g), and:

(i)
the Common Shares have not been offered to the Subscriber in the United States and the Subscriber and the individuals making the order to purchase the Common Shares and executing and delivering this Subscription Agreement on behalf of the Subscriber were not in the United States when the order was placed and this Subscription Agreement was executed and delivered; and

(ii)
it is not a U.S. person (a "U.S. Person") (as defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), which definition includes, but is not limited to, an individual resident in the United States, an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the United States and any partnership or corporation if organized or incorporated under the laws of any foreign jurisdiction and formed by a U.S. Person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized or incorporated and owned by "accredited investors" (as such term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act) who are not natural persons, estates or trusts) and is not purchasing the Common Shares on behalf of, or for the account or benefit of, a person in the United States or a U.S. Person; and

(i)
it is aware that the Common Shares have not been and will not be registered under the U.S. Securities Act or the securities laws of any state and that these securities are not being offered or sold in the United States, it understands that the Common Shares are "restricted securities" as defined in Rule 144 under the U.S. Securities Act and agrees that if it decides to offer, sell or otherwise transfer the Common Shares, such shares may only be offered, sold or otherwise transferred in accordance with the provisions of Regulation S under the U.S. Securities Act, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act and applicable State securities laws and it agrees not to engage in hedging transactions with regard to the Common Shares unless in compliance with the U.S. Securities Act; and it acknowledges that the certificates representing the Common Shares (and all certificates issued in exchange therfor or in substitution thereof) will bear a legend to the effect that transfer is prohibited except in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act and applicable State securities laws, and that hedging transactions involving the securities may not be conducted unless in compliance with the U.S. Securities Act, until such time as such legend is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws; and

(j)	it acknowledges that:

(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Common Shares; and

(ii)	there is no government or other insurance covering the Common Shares; and

(iii)	there are risks associated with the purchase of the Common Shares; and

(iv)
there are restrictions on the Subscriber's ability to resell the Common Shares and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Common Shares; and

(v)
the Corporation has advised the Subscriber that the Corporation is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell securities through a person or company registered to sell securities under the Securities Act (Alberta) and other applicable securities laws and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Securities Act (Alberta) and other applicable securities laws, including statutory rights of rescission or damages, will not be available to the Subscriber; and

(k)
if a corporation, partnership, unincorporated association or other entity, it has the power, authority and legal capacity to enter into and be bound by this Subscription Agreement and take all action pursuant hereto and further certifies that all necessary approvals of directors, shareholders or otherwise have been given and obtained; and

(l)	if an individual, it is of the full age of majority and is legally competent to execute and deliver this Subscription Agreement and take all action pursuant hereto; and

(m)
the entering into of this Subscription Agreement and the completion of the transactions contemplated hereby will not result in a violation of any of the terms or provisions of any law applicable to the Subscriber, or if the Subscriber is not a natural person, any of the Subscriber's constating documents, or any agreement to which the Subscriber is a party or by which it is bound; and

(n)	if the Subscriber is a body corporate, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation; and

(o)	this Subscription Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber; and

(p)
in the case of a subscription by it for Common Shares acting as agent for a disclosed principal, it is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of such principal and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of, and constitutes a legal, valid and binding agreement of, such principal; and

(q)
it has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and is able to bear the economic risk of loss of its investments or, where it is not purchasing as principal, each beneficial purchaser is able to bear the economic risk of loss of its investment; and

(r)
the Subscriber confirms that neither the Corporation nor any of its directors, employees, officers or affiliates, have made any representations (written or oral) to the Subscriber: (i) regarding the future value of the Common Shares; (ii) that any person will resell or repurchase the Common Shares; or (iii) that any person will refund the purchase price of the Common Shares other than as provided in this Subscription Agreement; and

(s)
except for the representation and warranties made by the Corporation to the Subscriber herein, it has relied solely upon publicly available information relating to the Corporation and not upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation and acknowledges that the Corporation's counsel is acting as counsel to the Corporation and not as counsel to the Subscriber; and

(t)
it understands that the Common Shares are being offered for sale only on a "private placement" basis and that the sale and delivery of the Common Shares is conditional upon such sale being exempt from the requirements under applicable securities laws as to the filing of a prospectus or delivery of an offering memorandum or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or delivering an offering memorandum and, as a consequence (i) it is restricted from using most of the civil remedies available under securities legislation; (ii) it may not receive information that would otherwise be required to be provided to it under securities legislation; and (iii) the Corporation is relieved from certain obligations that would otherwise apply under securities legislation; and

(u)
if required by applicable securities legislation, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing such reports, undertakings and other documents with respect to the issue of the Common Shares (including, without limitation, a Representation Letter in the form attached as Exhibit 1); and

(v)
it undertakes and agrees that it will not offer or sell the Common Shares in the United States unless such securities are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available; and

(w)	it will not resell the Common Shares except in accordance with the provisions of applicable securities legislation and stock exchange rules; and

(x)	the acquisition of the Common Shares hereunder by the Subscriber will not result in the Subscriber becoming a "control person", as defined under applicable securities laws; and

(y)	the Subscriber does not act jointly or in concert with any other person or company for the purposes of acquiring securities of the Corporation; and

(z)	the Subscriber acknowledges that the Corporation may complete additional equity financings in the future which may have a dilutive effect on the Subscriber's shareholdings in the Corporation; and

(aa)
the funds representing the Aggregate Subscription Price which will be advanced by the Subscriber hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber's name and other information relating to this Subscription Agreement and the Subscriber's subscription hereunder, on a confidential basis, pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and to the best of the Subscriber's knowledge (i) none of the subscription funds to be provided by the Subscriber (A) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (ii) it shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and to provide the Corporation with appropriate information in connection therewith; and

(bb)
it acknowledges that this Subscription Agreement and the Exhibit hereto require the Subscriber (or any beneficial purchaser for whom the Subscriber is contracting) to provide certain personal information to the Corporation. Such information is being collected by the Corporation for the purposes of completing the offering of Common Shares, which includes, without limitation, determining the Subscriber's (or any beneficial purchaser for whom the Subscriber is contracting) eligibility to purchase the Common Shares under applicable securities legislation, preparing and registering any certificates representing Common Shares to be issued to the Subscriber and completing filings required by any stock exchange or securities regulatory authority. The Subscriber's (or any beneficial purchaser for whom the Subscriber is contracting) personal information may be disclosed by the Corporation to: (a) stock exchanges or securities regulatory authorities, (b) the Corporation's registrar and transfer agent, and (c) any of the other parties involved in the offering, including legal counsel to the Corporation. By executing this Subscription Agreement, the Subscriber (or any beneficial purchaser for whom the Subscriber is contracting) consents to the foregoing collection, use and disclosure of the Subscriber's (or any beneficial purchaser for whom the Subscriber is contracting) personal information. The Subscriber (or any beneficial purchaser for whom the Subscriber is contracting) also consents to the filing of copies or originals of any of the Subscriber's (or any beneficial purchaser for whom the Subscriber is contracting) documents described in Section 7 below as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby. Without limiting the generality of the foregoing, the Subscriber (or any beneficial purchaser for whom the Subscriber is contracting) (if resident in the Province of Ontario) further acknowledges that: (a) the Corporation will deliver to the Ontario Securities Commission (the "OSC") the Subscriber's (or any beneficial purchaser for whom the Subscriber is contracting) full name, residential address and telephone number, the number of Common Shares purchased by the Subscriber (or any beneficial purchaser for whom the Subscriber is contracting) hereunder, the total purchase price paid by the Subscriber (or any beneficial purchaser for whom the Subscriber is contracting) hereunder, the exemption under applicable securities laws relied upon in respect of the Subscriber's (or any beneficial purchaser for whom the Subscriber is contracting) purchase of Common Shares hereunder and the date the Common Shares subscribed for hereunder were distributed to the Subscriber (or any beneficial purchaser for whom the Subscriber is contracting); (b) the information set forth in (a) immediately above is being collected indirectly by the OSC under the authority granted to it under securities legislation for the purposes of the administration and enforcement of the securities legislation of Ontario; and (c) the title, business address and telephone number of the public official in Ontario who can answer questions about the OSC's indirect collection of the information is as follows: Administrative Assistant to the Director of Corporate Finance, Suite 1903, Box 5520 Queen Street West, Toronto, Ontario, M5H 3S8, Telephone (416) 593-8086. The Subscriber (or any beneficial purchaser for whom the Subscriber is contracting) (if resident in the Province of Ontario) hereby authorizes the indirect collection of the information set forth in (a) immediately above by the OSC; and

(cc)
the Subscriber acknowledges that it has been encouraged to obtain independent legal, income tax and investment advice with respect to its subscription for the Common Shares and accordingly, has had the opportunity to acquire an understanding of the meanings of all terms contained herein relevant to the Subscriber for purposes of giving representations, warranties and covenants under this Subscription Agreement.

Representations, Warranties and Covenants by the Corporation

6.  The Corporation represents, warrants and covenants to the Subscriber (and acknowledges that the Subscriber is relying thereon) both at the date hereof and at the Closing Time (as defined herein) that:

(a)
the Corporation and each of its subsidiaries has been duly incorporated and is validly existing under the laws of the jurisdiction of its incorporation and has all requisite corporate capacity, power and authority to carry on its business, as now conducted and as presently proposed to be conducted by it, and to own its properties and assets;

(b)	the Corporation is qualified to carry on business under the laws of each jurisdiction in which it carries on a material portion of its business;

(c)
the Corporation has conducted and is conducting and will conduct its business in compliance in all material respects with all applicable laws, rules and regulations and, in particular, all applicable licensing and environmental legislation, regulations or by-laws or other lawful requirements of any governmental or regulatory bodies applicable to it of each jurisdiction in which it carries on a material portion of its business and holds all licences, registrations and qualifications in all jurisdictions in which it carries on a material portion of its business which are necessary or desirable to carry on the business of the Corporation as now conducted and as presently proposed to be conducted, all such licences, registrations or qualifications are valid and existing and in good standing and none of such licences, registrations or qualifications contains any burdensome term, provision, condition or limitation which has or is likely to have any material adverse effect on the business of the Corporation as now conducted or as proposed to be conducted, and the Corporation is not aware of any legislation, regulation, rule or lawful requirements presently in force or proposed to be brought into force which the Corporation anticipates the Corporation will be unable to comply with without materially adversely affecting the Corporation;

(d)
the information and statements set forth in the audited financial statements of the Corporation as at and for the year ended April 30, 2006, together with the report of the Corporation's auditors thereon and notes thereto including the management's discussion and analysis of the Corporation's financial condition and results of operations related thereto (the "Financial Statements") and press releases of the Corporation subsequent to April 30, 2006 (collectively the "Documents") were true, correct, and complete and did not contain any misrepresentation, as of the date of such information or statement, and were prepared in accordance with and complied with all applicable securities and corporate laws, rules, regulations, instruments, notices, blanket orders, statements, procedures and policies (the "Applicable Securities Laws");

(e)
the Corporation does not have any material subsidiaries other than OQI, Anhydride Petroleum (USA) Inc., Township Petroleum Corporation and Western Petrochemicals Corporation, the Corporation is not "affiliated" with or a "holding corporation" of any other body corporate (within the meaning of those terms in the Business Corporations Act (Alberta) (the "ABCA")), nor is it a partner of any partnerships (other than participating in industry partnerships in the ordinary course of business) or limited partnerships, and the Corporation has no material shareholdings in any other corporation or business organization;

(f)
the minute books of the Corporation contain full, true and correct copies of the constating documents of the Corporation and contain copies of all minutes of all meetings and all consent resolutions of the directors, committees of directors and shareholders of the Corporation and all such meetings were duly called and properly held and all consent resolutions were properly adopted;

(g)	the books of account and other records of the Corporation, whether of a financial or accounting nature or otherwise, have been maintained in accordance with prudent business practices;

(h)
the Corporation has duly and timely filed, in proper form, returns in respect of taxes under the income tax legislation of the United States and Canada and any state of the United States and province or territory of Canada or any foreign country having jurisdiction over affairs of the Corporation for all periods in respect of which such filings have heretofore been required, if any, and all taxes shown thereon, if any, have been paid or accrued on the books of the Corporation and there are no outstanding agreements or waivers extending the statutory period of limitations applicable to any federal, state, provincial or other income tax return for any period, and all payments by the Corporation to any non-resident of the United States or Canada have been made in accordance with applicable legislation in respect of withholding tax; there are no assessments or reassessments respecting the Corporation pursuant to which there are amounts owing or discussions in respect thereof with any taxing authority and the Corporation has withheld from each payment made to any of its officers, directors, former directors and employees the amount of all taxes (including, without limitation, income tax) and other deductions required to be withheld therefrom and has paid the same to the proper tax or other authority within the time required under any applicable tax legislation;

(i)
all filings made by the Corporation under which the Corporation has received or is entitled to government incentives, have been made in accordance, in all material respects, with all applicable legislation and contain no misrepresentations of material fact or omit to state any material fact which could cause any amount previously paid to the Corporation or previously accrued on the accounts thereof to be recovered or disallowed;

(j)
except to the extent that any violation or other matter referred to in this subparagraph does not have a material adverse effect on the business, financial condition, assets, properties, liabilities or operations of the Corporation:

(i)
the Corporation is not in violation of any applicable federal, provincial, state, municipal or local laws, regulations, orders, government decrees or ordinances with respect to environmental, health or safety matters (collectively, "Environmental Laws");

(ii)	the Corporation has operated its business at all times and has received, handled, used, stored, treated, shipped and disposed of all contaminants without violation of Environmental Laws;

(iii)
except as have been disclosed in the Documents, there have been no spills, releases, deposits or discharges of hazardous or toxic substances, contaminants or wastes into the earth, air or into any body of water or any municipal or other sewer or drain water systems by the Corporation that have not been remedied;

(iv)	no orders, directions or notices have been issued and remain outstanding pursuant to any Environmental Laws relating to the business or assets of the Corporation;

(v)
the Corporation has not failed to report to the proper federal, provincial, municipal or other political subdivision, government, department, commission, board, bureau, agency or instrumentality, domestic or foreign ("Government Authority") the occurrence of any event which is required to be so reported by any Environmental Law; and

(vi)
the Corporation holds, or will hold at the required time, all licences, permits and approvals required under any Environmental Laws in connection with the operation of its business and the ownership and use of its assets, all such licences, permits and approvals are in full force and effect, and except for notifications and conditions of general application to assets of the type owned by the Corporation and the Corporation has not received any notification pursuant to any Environmental Laws that any work, repairs, constructions or capital expenditures are required to be made by it as a condition of continued compliance with any Environmental Laws, or any licence, permit or approval issued pursuant thereto, or that any licence, permit or approval referred to above is about to be reviewed, made subject to limitation or conditions, revoked, withdrawn or terminated;

(k)
any and all operations of the Corporation and, to the knowledge of the Corporation, any and all operations by third parties, on or in respect of the assets and properties of the Corporation, have been conducted in accordance with good oil and gas and mining industry practices and in material compliance with applicable laws, rules, regulations, orders and directions of governmental and other competent authorities;

(l)
in respect of the assets and properties of the Corporation that are operated by it, if any, the Corporation holds all valid licences, permits and similar rights and privileges that are required and necessary under applicable law to operate the assets and properties of the Corporation as presently operated;

(m)
the Corporation has full corporate capacity, power and authority to enter into this Subscription Agreement and to perform its obligations set out herein (including, without limitation, to create, issue and sell the Common Shares) and this Subscription Agreement will be, on the Closing Date, duly authorized, executed and delivered by the Corporation and this Subscription Agreement will on the Closing Date be a legal, valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms, subject to laws relating to creditors' rights generally and except as rights to indemnity may be limited by applicable law;

(n)
at the Closing Time, the Common Shares will be duly and validly created, authorized, allotted and reserved for issuance and, upon receipt of the purchase price therefor, will be issued as fully paid and non-assessable Common Shares;

(o)
the Corporation is not in default or breach of, and the execution and delivery of, and the performance of and compliance with the terms of, this Subscription Agreement by the Corporation or any of the transactions contemplated hereby, does not and will not result in any breach of, or be in conflict with or constitute a default under, or create a state of facts which, after notice or lapse of time, or both, would result in a breach of or constitute a default under, any term or provision of the constating documents, by-laws or resolutions of the directors and shareholders of the Corporation, or any mortgage, note, indenture, contract, agreement (written or oral), instrument, lease or other document to which the Corporation is a party or by which it is bound or any judgment, decree, order, statute, rule or regulation applicable to the Corporation which default or breach might reasonably be expected to materially adversely affect the business, operations, capital or condition (financial or otherwise) of the Corporation or its properties or assets or would impair the ability of the Corporation to consummate the transactions contemplated hereby or to duly observe and perform its obligations contained in this Subscription Agreement;

(p)
there has not been any material change in the assets, liabilities or obligations (absolute, accrued, contingent or otherwise) of the Corporation from the position set forth in the Documents (other than as have been disclosed in the Documents), and there has not been any material adverse change in the capital, assets, liabilities (absolute, accrued, contingent or otherwise), business, operations, capital or condition (financial or otherwise) of the Corporation since April 30, 2006 and since that date there have been no material facts, transactions, events or occurrences which, to the knowledge of the Corporation, could materially adversely affect the capital, assets, liabilities (absolute, accrued, contingent or otherwise), business, operations or condition (financial or otherwise) or results of the operations of the Corporation;

(q)
the Financial Statements fairly present, in all material respects and in accordance with generally accepted accounting principles in the United States, consistently applied, the financial position and condition, the results of the operations, cash flows and other information purported to be shown therein of the Corporation as at the dates thereof and for the periods then ended and reflect all assets, liabilities and obligations (absolute, accrued, contingent or otherwise) of the Corporation as at the dates thereof required to be disclosed in accordance with generally accepted accounting principles in the United States, and include all adjustments necessary for a fair presentation;

(r)
no officer, director, employee or any other person not dealing at arm's length with the Corporation or, to the knowledge of the Corporation, any associate or affiliate of any such person, owns, has or is entitled to any royalty, net profits interest, carried interest, licensing fee or any other encumbrances or claims of any nature whatsoever which are based on the Corporation's revenues;

(s)	there has not been any material disagreement with the auditors of the Corporation;

(t)
the Corporation is not a party to or bound by any agreement of guarantee, indemnification (other than an indemnification of directors and officers in accordance with the by-laws of the Corporation and applicable laws, indemnification agreements or covenants that are entered into arising in the ordinary course of business, including operating and similar agreements, indemnification and contribution provisions in agency and underwriting agreements and in transfer agency agreements) or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any other person;

(u)
other than as set forth in the Financial Statements, the Corporation does not have any loans or other indebtedness outstanding which have been made to or from any of its shareholders, officers, directors or employees or any other person not dealing at arm's length with the Corporation that are currently outstanding;

(v)
there are no actions, suits, proceedings or inquiries in existence or, to the knowledge of the Corporation, pending or threatened against or affecting the Corporation at law or in equity or before or by any federal, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality which in any way materially adversely affects, or may in any way materially adversely affect, the business, operations, capital or condition (financial or otherwise) or assets of the Corporation or which affects or may affect the distribution of the Common Shares or which would impair the ability of the Corporation to consummate the transactions contemplated hereby or to duly observe and perform any of its covenants or obligations contained in this Subscription Agreement and the Corporation is not aware of any existing ground on which such action, suit, proceeding or inquiry might by commenced with any reasonable likelihood of success;

(w)
the authorized share capital of the Corporation consists of 260,000,000 shares of common stock, par value U.S. $0.001 per share, of which 250,000,000 are shares of common stock and 10,000,000 are shares of preferred stock;

(x)
none of the directors, officers or employees of the Corporation, any person who owns, directly or indirectly, more than 10% of any class of securities of the Corporation, or any associate or affiliate of any of the foregoing, had or has any material interest, direct or indirect, in any material transaction or any proposed material transaction with the Corporation which, as the case may be, materially affects, is material to or will materially affect the Corporation;

(y)
no securities commissions (the "Securities Commission") or similar regulatory authorities in the provinces of Alberta, British Columbia, Saskatchewan, Manitoba and Ontario and such other provinces and other foreign jurisdictions in which there are Subscribers which are acceptable to the Corporation (the "Selling Jurisdictions"), other securities commission or similar regulatory authority, or any stock exchange in Canada or the United States has issued any order which is currently outstanding preventing or suspending trading in any securities of the Corporation, no such proceeding is, to the knowledge of the Corporation, pending, contemplated or threatened and the Corporation is not in default of any material requirement of Applicable Securities Laws of the Selling Jurisdictions or securities laws in the United States;

(z)
the Corporation has filed all reports required to be filed with the United States Securities and Exchange Commission (the "SEC") pursuant to Section 13 of the United States Securities Exchange Act of 1934, as amended, and the Common Shares are quoted on the OTC Bulletin Board;

(aa)	to the knowledge of the Corporation, no insider of the Corporation has a present intention to sell any securities of the Corporation held by it;

(bb)
no authorization, approval or consent of any court or governmental authority or agency is required to be obtained by the Corporation in connection with the sale and delivery of the Common Shares except as contemplated hereby;

(cc)
the Corporation has not incurred any obligation or liability, contingent or otherwise, or brokerage fees, finder's fees, underwriter's or agent's commission or other similar forms of compensation with respect to the transactions contemplated hereby;

(dd)	the form and terms of definitive certificates representing the Common Shares have been duly approved and adopted by the Corporation and comply with all legal requirements relating thereto;

(ee)
the Corporation does not have any reason to believe that the representations and warranties of OQI in the agreement dated June 9, 2006 between the Corporation and OQI respecting the proposed reorganization (the "Reorganization") involving the Corporation and OQI (the "Reorganization Agreement") are not true and correct as of the date hereof or that OQI is in breach of any covenants of OQI in the Reorganization Agreement except such as would not have a material adverse effect on the business, operations, capital, properties, assets, liabilities (absolute, accrued, contingent or otherwise) or results of operations of OQI or the Corporation, as applicable;

(ff)
the representations and warranties of the Corporation in the Reorganization Agreement are true and correct as of the date hereof, except as such would not have a material adverse effect on the business, operations, capital, properties, assets, liabilities (absolute, accrued, contingent or otherwise), condition (financial or otherwise) or results of operations of the Corporation;

(gg)
the Corporation is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts that are customary in the business in which it is engaged; to the best of the Corporation's knowledge, all policies of insurance and fidelity or surety bonds insuring the Corporation or its business, assets, employees, officers and directors are in full force and effect, the Corporation is in compliance with the terms of such policies and instruments in all material respects and there are no material claims by the Corporation under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; the Corporation has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the condition (financial or otherwise) prospects, earnings, business or properties of the Corporation;

(hh)
to the knowledge of the Corporation, none of its directors or officers are subject to an order or ruling of any securities regulatory authority or stock exchange prohibiting such individual from acting as a director or officer of a public company or of a company listed on a particular stock exchange;

(ii)
the Corporation has taken or will take prior to the Closing Date all such steps as may be necessary to comply with such requirements of Applicable Securities Laws such that the Common Shares, may, in accordance with Applicable Securities Laws, be offered for sale and sold on a private placement basis in the Selling Jurisdictions and the Corporation agrees that it will refuse to register any transfer of the Common Shares not made in accordance with Regulation S, pursuant to registration under the U.S. Securities Act and applicable state securities laws or pursuant to an available exemption from registration requirements;

(jj)
other than as set forth in the Corporation's disclosure documents as publicly filed with the United States Securities and Exchange Commission and available for viewing on the Electronic Data Gathering, Analysis, and Retrieval System (the "Disclosure Record"), there are no material contracts or agreements to which the Corporation is a party or by which it is bound and each of the contracts and agreements set forth in the Corporation's Disclosure Record constitutes a legally valid and binding agreement of the Corporation enforceable in accordance with their respective terms and, to the knowledge of the Corporation, no party thereto is in default thereunder;

(kk)
except as set forth in the Corporation's Disclosure Record, the Corporation is not a party to any contracts of employment which may not be terminated on one month's notice or which provide for payments occurring on a change of control of the Corporation;

(ll)
the Corporation adopted a shareholder rights plan in March 2006 and reserved 250,000 shares of Series A Junior Participating Preferred Stock. Pursuant to the Reorganization Agreement, approximately 73,901,500 Common Shares will be issuable (on a fully-diluted basis, subject to adjustment in certain circumstances) upon exchange of the exchangeable shares issued to OQI shareholders;

(mm)
neither the Corporation nor any of its shareholders is a party to any unanimous shareholders agreement, pooling agreement, voting trust or other similar type of arrangements in respect of outstanding securities of the Corporation other than the Voting and Exchange Trust Agreement contemplated by the Reorganization Agreement;

(nn)
the closing of the Reorganization is scheduled to take place on or prior to 5:00 p.m. (Calgary time) on August 14, 2006, and to the knowledge of the Corporation no event has occurred or condition exists which may prevent the Reorganization from being completed pursuant to and in accordance with the terms and conditions of the Reorganization Agreement; and

(oo)
the obligations of the Subscribers hereunder shall be conditional upon the Subscribers receiving, and the Subscribers shall have the right on the Closing Date to withdraw all Subscription Agreements delivered and not previously withdrawn by Subscribers unless the Subscribers receive, on the Closing Date a legal opinion of the Corporation's counsel addressed to the Subscribers, in form and substance satisfactory to the Subscribers relating to the offering, issuance and sale of the Common Shares, including, without limitation, the matters set forth in Schedule "A" and as to all other legal matters, including compliance with Applicable Securities Laws of the Selling Jurisdictions in Canada in which Common Shares were sold, in any way connected with the offering, issuance, sale and delivery of the Common Shares, it being understood that such counsel may rely on the opinions of local counsel acceptable to them as to matters governed by the laws of jurisdictions other than the jurisdictions of residence of such counsel and on certificates of officers of the Corporation, public officials and the auditors of the Corporation as to relevant matters of fact.

Closing

7.  The Subscriber agrees to deliver to CanWest Petroleum Corporation, 205, 707 - 7th Avenue S.W., Calgary, Alberta, T2P 3H6, Attention: Patti Beatch not later than 4:00 p.m. (Calgary time) on August 11, 2006: (a) this duly completed and executed Subscription Agreement; (b)  a fully executed and completed Representation Letter in the form of Exhibit 1; and (c) a certified cheque or bank draft payable to the Corporation for the Aggregate Subscription Price or payment of the same amount in such other manner as is acceptable to the Corporation, including by wire transfer as provided below. The Subscriber may pay the Aggregate Subscription Price in Canadian currency, converted using the “noon spot rate” for currency exchange as quoted by the Bank of Canada in Ottawa, Ontario, at or near 12:00 noon (Ottawa time), on such business day immediately preceding the payment, or using such other currency exchange rate agreed to in writing between the Subscriber and the Corporation. The Subscriber may also pay the Aggregate Subscription Price by way of wire transfer to Macleod Dixon llp, the Corporation's counsel, at the coordinates set out in Schedule "B".

8.  The sale of the Common Shares pursuant to this Subscription Agreement will be completed at the offices of Macleod Dixon llp, the Corporation's counsel, in Calgary, Alberta at 1:00 p.m. (Calgary time) or such other time as the Corporation may agree (the "Closing Time") on August 14, 2006 or such other date as the Corporation may agree (the "Closing Date"). At the Closing Time, the Subscriber shall deliver to the Corporation this Subscription Agreement, and the aggregate subscription amount against delivery by the Corporation of the certificate representing the Common Shares.

9.  The Corporation shall be entitled to rely on delivery of a facsimile copy of executed subscriptions, and acceptance by the Corporation of such facsimile subscriptions shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof. In addition, this Subscription Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same document.

General

10.  The Subscriber agrees that the representations, warranties and covenants of the Subscriber herein will be true and correct both as of the execution of this Subscription Agreement and as of the Closing Time and will survive the completion of the issuance of the Common Shares. The representations, warranties and covenants of the Subscriber herein are made with the intent that they be relied upon by the Corporation and its counsel in determining the eligibility of a purchaser of Common Shares and the Subscriber (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) agrees to indemnify and hold harmless the Corporation and its affiliates, shareholders, directors, officers, partners, employees, legal counsel and agents, from and against all losses, claims, costs, expenses and damages or liabilities whatsoever which any of them may suffer or incur which are caused or arise from a breach thereof. The Subscriber undertakes to immediately notify the Corporation at CanWest Petroleum Corporation, 205, 707 - 7th Avenue S.W., Calgary, AB, T2P 3H6, Attention: T. Murray Wilson (Fax Number: (403)  269-7566), of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing Time.

11.  The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Common Shares by the Subscriber shall be borne by the Subscriber.

12.  The obligations of the parties hereunder are subject to all required regulatory approvals being obtained.

13.  The Subscriber acknowledges that it has consented to and requested that all documents evidencing or relating in any way to the sale of the Common Shares be drawn up in the English language only. Le soussigné reconna t par les présentes avoir consenti et exigé que tous les documents faisant foi ou se repportant de quelque manière à la vente de ces actions soient rédigés en anglais seulement.

14.  The contract arising out of this Subscription Agreement and all documents relating thereto shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein. The parties irrevocably attorn to the exclusive jurisdiction of the courts of the Province of Alberta. Time shall be of the essence hereof.

15.  This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

16.  The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Subscriber and the Corporation and their respective heirs, executors, administrators, successors and assigns; provided that, except for the assignment by a Subscriber who is acting as nominee or agent to the beneficial owner and as otherwise herein provided, this Subscription Agreement shall not be assignable by any party without prior written consent of the other parties.

17.  The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, agrees that this subscription is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder.

18.  Neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

19.  The invalidity, illegality or unenforceability of any provision of this Subscription Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

20.  The headings used in this Subscription Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Subscription Agreement or any provision hereof.

21.  The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby. In this Subscription Agreement (including attachments), references to "$" are to Canadian dollars.

EXHIBIT 1

REPRESENTATION LETTER

(ALL SUBSCRIBERS MUST COMPLETE THIS EXHIBIT 1)

TO: CanWest Petroleum Corporation (the "Corporation")

In connection with the purchase of common shares of the Corporation ("Common Shares") by the undersigned subscriber or, if applicable, the disclosed principal on whose behalf the undersigned is purchasing as agent (the "Subscriber" for the purposes of this Exhibit 1), the Subscriber hereby represents, warrants, covenants and certifies to the Corporation that:

1.  The Subscriber is resident in one of the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba or Ontario or is otherwise subject to applicable securities laws of one of the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba or Ontario;

2.  The Subscriber is purchasing the Common Shares as principal (NOTE: For this purpose, a trust company or trust corporation described in paragraph (p) in Appendix "A" to this Representation Letter (other than a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada) and a person described in paragraph (q) in Appendix "A" to this Representation Letter is deemed to be purchasing as principal);

3.  The Subscriber is (and will be at the Closing Time) an "accredited investor" within the meaning of National Instrument 45-106 entitled "Prospectus and Registration Exemptions" by virtue of satisfying the indicated criterion as set out in Appendix "A" to this Representation Letter; and

4.  Upon execution of this Exhibit 1 by or on behalf of the Subscriber, this Exhibit 1 shall be incorporated into and form a part of the Subscription Agreement to which this Exhibit is attached.

Dated: _________________________, 2006

                              ________________________________________
Print name of Subscriber, or person signing as agent on
behalf of Subscriber

    By:________________________________________
Signature

      ________________________________________
Print name of Signatory (if different from Subscriber or agent, as applicable)

                                    ________________________________________
Title

* If the Subscriber is a fully managed account, please complete in the following format: "Account____ by [insert name of adviser, trust company or trust corporation]"

** PLEASE INITIAL THE APPLICABLE PROVISION IN APPENDIX "A" ON THE FOLLOWING PAGES **

APPENDIX "A"

TO EXHIBIT 1

NOTE: THE INVESTOR MUST INITIAL BESIDE THE APPLICABLE PORTION OF THE DEFINITION BELOW.

Accredited Investor - (defined in National Instrument 45-106) means:

___________	a Canadian financial institution, or a Schedule III bank; or
___________	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada); or
___________
a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary; or

___________
a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador); or

___________	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d); or
___________	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada; or
___________
a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scolaire de l'ile de Montreal or an intermuncipal management board in Quebec; or

___________	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government; or
___________	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada; or
___________
an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000; or

**Note: if individual accredited investors wish to purchase through wholly-owned holding companies or similar entities, such purchasing entities must qualify under (t) below, which must be initialed.

___________
an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year; or

**Note: if individual accredited investors wish to purchase through wholly-owned holding companies or similar entities, such purchasing entities must qualify under (t) below, which must be initialed.

___________
an individual who, either alone or with a spouse, has net assets of at least $5,000,000; or

**Note: if individual accredited investors wish to purchase through wholly-owned holding companies or similar entities, such purchasing entities must qualify under (t) below, which must be initialed.

___________	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements; or

___________
an investment fund that distributes or has distributed its securities only to:

(i) a person that is or was an accredited investor at the time of the distribution,

(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], and 2.19 [Additional investment in investment funds], or

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment]; or

___________
an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt; or

___________
a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be; or

___________
a person acting on behalf of a fully managed account managed by that person, if that person:

(i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(ii) in Ontario, is purchasing a security that is not a security of an investment fund; or

___________
a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded; or

___________	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function; or
___________
a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

___________	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or
___________
a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as:

(i) an accredited investor, or

(ii) an exempt purchaser in Alberta or British Columbia after National Instrument 45-106 came into force.

For the purposes hereof:

an issuer is an "affiliate" of another issuer if

(a)    one of them is the subsidiary of the other, or

(b)    each of them is controlled by the same person;

"bank" means a bank named in Schedule I or II of the Bank Act (Canada);

"beneficial ownership" of securities by a person has the meaning given thereto under securities laws of the applicable province of Canada;

"Canadian financial institution" means

(a)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(b)
a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction in Canada;

a person (first person) is considered to "control" another person (second person) if

(a)
the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation,

(b)	the second person is a partnership, other than a limited partnership, and first person holds more than 50% of the interests of the partnership, or

(c)	the second person is a limited partnership and the general partner of the limited partnership is the first person;

"director" means

(a)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

(b)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

"financial assets" means

(a)    cash,

(b)    securities, or

(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

"foreign jurisdiction" means a country other than Canada or a political subdivision of a country other than Canada;

"fully managed account" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

"investment fund" means a mutual fund or non-redeemable investment fund, and, for greater certainty, in British Columbia includes an employee venture capital corporation that does not have a restricted constitution , and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments and a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c.429 whose business objective is making multiple investments;

"jurisdiction" means a province or territory of Canada except when used in the term "foreign jurisdiction";

"individual" means a natural person, but does not include

(a)	a partnership, unincorporated association, unincorporated syndicate, unincorporated organization or a trust, or

(b)	a natural person in the person's capacity as trustee, executor, administrator or other legal representative;

"mutual fund" includes an issuer of securities that entitles the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer of the securities, and, for the purposes of British Columbia securities law, also includes

(a)	an issuer described in an order that the British Columbia Securities Commission may make pursuant to section 3.2 of the Securities Act (British Columbia); and

(b)	an issuer that is in a class of prescribed issuers,

but does not include an issuer, or a class of issuers, described in an order that the British Columbia Securities Commission may make under section 3.1 of the Securities Act (British Columbia);

"non-redeemable investment fund" means an issuer,

(a)    whose primary purpose is to invest money provided by its securityholders,

(b)    that does not invest,

(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a nonredeemable investment fund, or

(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(c)    that is not a mutual fund;

"person" includes

(a)    an individual,

(b)    a corporation,

(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(d)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

"regulator" means, for the local jurisdiction, the Executive Director or Director as defined under securities legislation of the local jurisdiction;

"related entity" means, for an issuer, a person that controls or is controlled by the issuer or that is controlled by the same person that controls the issuer;

"related liabilities" means:

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

(b)    liabilities that are secured by financial assets;

"Schedule III bank" means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

"securities legislation" means the securities act, regulations, rules, blanket rulings and orders of the applicable province of Canada;

"securities regulatory authority" means the securities commission or similar authority of the applicable province of Canada;

"spouse" means an individual who,

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

"subsidiary" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary; and

"voting security" means any security which:

(a)    is not a debt security; and

(b)	carries a voting right either under all circumstances or under some contingency that has occurred and is continuing.

SCHEDULE "A"

1.  The Corporation has been duly incorporated under the laws of Colorado, is a corporation existing under the laws of Colorado, and has not been dissolved. The Corporation has all requisite corporate power and capacity to carry on its business as now conducted by it and to own its properties and assets, and is qualified to carry on business in British Columbia and Alberta.

2.  The Corporation has full corporate power and authority to enter into the Subscription Agreements and the Subscription Agreements have been duly authorized, executed and delivered by the Corporation and constitute legal, valid and binding obligations of the Corporation enforceable against the Corporation in accordance with their terms, subject to laws relating to creditors rights generally and except as rights to indemnity may be limited by applicable laws.

3.  The execution and delivery of the Subscription Agreements and the fulfillment of the terms thereof by the Corporation, and the performance of and compliance with the terms of the Subscription Agreements by the Corporation, do not and will not result in a breach of, or constitute a default under, and do not and will not create a state of facts which, after notice or lapse of time or both, will result in a breach of or constitute a default under:

(a)	any applicable laws of the Province of Alberta or the federal laws of Canada applicable therein;

(b)	any term or provision of the articles or by-laws of the Corporation;

(c)	any resolutions of the directors (or any committee thereof) or the shareholders of the Corporation;

(d)
of which counsel is aware, any mortgage, note, indenture, contract, agreement (written or oral), instrument, lease or other document to which the Corporation is a party or by which the Corporation is bound as at the Closing Date; or

(e)	of which counsel is aware, any judgment, decree or order, of any court, governmental agency or body or regulatory authority having jurisdiction over the Corporation or its properties or assets,

which default or breach might reasonably be expected to materially adversely affect the business, operations, capital or condition (financial or otherwise) of the Corporation or its properties or assets.

4.  The Common Shares have been reserved and allotted for issuance and have been validly issued as fully paid and non-assessable Common Shares.

5.  The form of the definitive Common Share certificates have been approved by the board of directors of the Corporation and comply with all legal requirements relating thereto.

6.  The offering, issuance and sale of the Common Shares by the Corporation to Subscribers in the Selling Jurisdictions in accordance with and pursuant to the Subscription Agreements is exempt from the prospectus and registration requirements of Applicable Securities Laws and no documents are required to be filed, proceedings taken or approvals, permits, consents or authorizations of regulatory authorities in the Selling Jurisdictions obtained under Applicable Securities Laws to permit such offering, issuance, sale and delivery, other than the execution and filing by or on behalf of the Corporation of reports of the trade required to be filed under Applicable Securities Laws, together with the requisite filing fees.

7.  The first trade of the Common Shares is exempt from the prospectus requirements of Applicable Securities Laws, and no documents are required to be filed, proceedings taken or approvals, permits, consents, orders or authorizations of regulatory authorities required to be obtained under the Applicable Securities Laws in connection with the first trade by the Subscribers in each of the Selling Jurisdictions of the Common Shares through registrants registered under the Applicable Securities Laws of such Selling Jurisdiction who have complied with such Applicable Securities Laws or in circumstances in which there is an exemption from the registration requirements of the Applicable Securities Laws of such Selling Jurisdiction, subject to certain qualifications.

8.  The authorized and issued capital of the Corporation.

SCHEDULE "B"

CanWest Petroleum Corporation Wire Transfer Instructions:

Canadian Currency:	US Currency:

Macleod Dixon LLP
TD Canada Trust
340 - 5th Avenue SW
Calgary, Alberta

Transit #: 80609-004
Account #: 0805-0637591

SWIFT: TDOMCATTTOR

Ref: Please provide Macleod Dixon LLP file number 251838 when wiring funds

Macleod Dixon LLP
TD Canada Trust
340 - 5th Avenue SW
Calgary, Alberta

Transit #: 80609-004
Account #: 0805-7301780

ABA#: 026-009-593
Bank of America, New York

Ref: Please provide Macleod Dixon LLP file number 251838 when wiring funds

Please contact Rashi Sengar at Macleod Dixon llp with any questions (403) 267-8241.